SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                    _______________________

                            FORM 8-K

                         CURRENT REPORT
                    _______________________


             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

                        December 1, 1998
        DATE OF REPORT (Date of earliest event reported)


                        DILLARD'S, INC.
     (Exact name of registrant as specified in its charter)

    DELAWARE                      1-6140               71-0388071
(State  or  other                (Commission           (IRS Employer
jurisdiction of incorporation)    File  Number)    Identification Number)


        1600 Cantrell Road, Little Rock, Arkansas  72201
            (Address of principal executive offices)
                           (Zip Code)

                         (501) 376-5200
      (Registrant's telephone number, including area code)

Item 5.   Other Events

     Pursuant to the terms and conditions of a Terms Agreement between Registrant and Morgan Stanley & Co. Incorporated dated December 1, 1998, Registrant will issue on December 7, 1998 its Notes limited to $150,000,000 aggregate principal amount maturing on December 1, 2028. The Notes are not subject to redemption prior to maturity.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

     Exhibit 1      Terms Agreement dated December 1,  1998
                    between Dillard's, Inc. and Morgan Stanley  &
                    Co. Incorporated

     Exhibit 4      Form of 7% Notes due 2028

                           SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DILLARD'S, INC.
                                   (Registrant)


                              By: /s/ Steven K. Nelson
                                   Steven K. Nelson
                                   Vice President



Date: December 3, 1998

                         Exhibit Index


                      Exhibits to Form 8-K



       Number in
     Exhibit Table                 Exhibit


     Exhibit 1      Terms Agreement dated December 1,  1998
                    between Dillard's, Inc. and Morgan Stanley  &
                    Co. Incorporated

     Exhibit 4      Form of 7% Notes due 2028